UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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STRATEGIC STORAGE GROWTH TRUST, INC.

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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STRATEGIC STORAGE GROWTH TRUST, INC.

111 Corporate Drive, Suite 120

Ladera Ranch, California 92694

PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 9, 2016

To the Stockholders of Strategic Storage Growth Trust, Inc.:

I am pleased to invite you to the annual meeting of stockholders of Strategic Storage Growth Trust, Inc. The annual meeting will be held on June 9, 2016 at 10:00 A.M. (PDT), at our offices located at 111 Corporate Drive, Suite 120, Ladera Ranch, California 92694, for the following purposes:

1.	to elect three directors, each for a term of one year; and

2.	to ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the year ending December 31, 2016.

Our board of directors has fixed March 31, 2016 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting or any adjournment thereof. Only record holders of common stock, including either Class A shares or Class T shares, at the close of business on the record date are entitled to notice of and to vote at the annual meeting.

For further information regarding the matters to be acted upon at the annual meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about these proposals or would like additional copies of the proxy statement, please contact Paula Mathews, our Executive Vice President and Secretary, via mail at 111 Corporate Drive, Suite 120, Ladera Ranch, California 92694 or via telephone at (877) 327-3485.

Whether you own a few or many shares and whether you plan to attend in person or not, it is important that your shares be voted on matters that come before the annual meeting. None of our stockholders own more than 10% of our outstanding shares, so every stockholder’s vote is important to us. To make voting easier for you, you may vote your shares by proxy in one of three ways: (1) by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the envelope provided; (2) by completing a proxy card at www.2voteproxy.com/ssgt; or (3) by telephone at 1-800-830-3542. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of our board of directors.

You are cordially invited to attend the annual meeting. Your vote is very important. Please vote by proxy using one of the three prescribed methods.

By Order of the Board of Directors,

/s/ H. Michael Schwartz
H. Michael Schwartz Chairman of the Board of Directors, President and Chief Executive Officer

Ladera Ranch, California

April 12, 2016

STRATEGIC STORAGE GROWTH TRUST, INC.

111 Corporate Drive, Suite 120

Ladera Ranch, California 92694

PROXY STATEMENT

Introduction

The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the board of directors of Strategic Storage Growth Trust, Inc. (which we refer to in this proxy statement as the “Company”) for use at the annual meeting of our stockholders and at any adjournment or postponement thereof. References in this proxy statement to “we,” “us,” “our” or like terms also refer to the Company. The mailing address of our principal executive offices is 111 Corporate Drive, Suite 120, Ladera Ranch, California 92694. We expect to mail this proxy statement and the accompanying proxy to our stockholders on or about April 12, 2016. Our 2015 Annual Report to Stockholders will be mailed on the same date.

QUESTIONS AND ANSWERS

Q:	When and where will the annual meeting be held?

A:	Our 2016 annual meeting of stockholders will be held on June 9, 2016 at 10:00 A.M. (PDT). The meeting will be held at our offices located at 111 Corporate Drive, Suite 120, Ladera Ranch, California 92694.

Q:	What is the purpose of the meeting?

A:	At the meeting, you will be asked to:

•	elect three directors for one-year terms expiring in 2017;

•	ratify the appointment of CohnReznick LLP (“CohnReznick”) as our independent registered public accounting firm for the year ending December 31, 2016; and

•	conduct such other business as may properly come before the annual meeting or any adjournment thereof.

Our board of directors is not aware of any matters that may be acted upon at the meeting other than the matters set forth in the first two bullet points listed above.

Q:	Who can vote at the meeting?

A:	Stockholders of record, including holders of either Class A shares or Class T shares, on March 31, 2016, the record date, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they hold on that date. As of the record date, we had approximately 3.86 million shares of common stock issued, outstanding and eligible to vote.

Q:	How many votes do I have?

A:	Each outstanding Class A share and Class T share entitles its holder to cast one vote with respect to each matter to be voted upon at the annual meeting.

Q:	How can I vote?

A:	You may vote in person at the meeting or by proxy. Stockholders have the following three options for submitting their votes by proxy:

•	via mail, by completing, signing, dating and returning your proxy card in the enclosed envelope;

•	via the Internet at www.2voteproxy.com/ssgt; or

•	via telephone at (800) 830-3542.

Regardless of whether you plan to attend the annual meeting, we encourage you to vote by proxy in accordance with one of the methods described above. None of our stockholders own more than 10% of our outstanding shares, so every stockholder’s vote is important to us. If you vote by proxy, you may still attend the annual meeting and vote in person. If you do so, any previous votes that you submitted, whether by mail, the Internet or telephone, will be superseded by the vote that you cast at the annual meeting.

Q:	How will my proxy be voted?

A:	Shares represented by valid proxies will be voted in accordance with the directions given on the relevant proxy card. If a proxy card is signed and returned without any directions given, the individuals named on the card as proxy holders will vote in accordance with the recommendations of our board of directors as to (1) the election of directors and (2) the ratification of the appointment of CohnReznick as our independent registered public accounting firm for the year ending December 31, 2016.

If other matters requiring the vote of our stockholders come before the meeting, it is the intention of the persons named in the proxy card to vote the proxies held by them in accordance with their best judgment in such matters.

Q:	What are the board of directors’ voting recommendations?

A:	Our board of directors recommends that you vote:

•	“FOR ALL” of the nominees to our board of directors; and

•	“FOR” the ratification of CohnReznick as our independent registered public accounting firm for the year ending December 31, 2016.

Q:	How can I change my vote or revoke my proxy?

A:	You have the unconditional right to revoke your proxy at any time prior to the voting thereof by submitting a later-dated proxy (via mail, the Internet or telephone), by attending the annual meeting and voting in person or by written notice addressed to: Strategic Storage Growth Trust, Inc., Attention: Paula Mathews, 111 Corporate Drive, Suite 120, Ladera Ranch, California 92694.

To be effective, a proxy revocation must be received by us at or prior to the annual meeting.

Q:	What vote is required to approve each proposal?

A:	Election of Directors. Each director is elected by the affirmative vote of stockholders holding a majority of shares entitled to vote who are present in person or by proxy at the annual meeting, if a quorum is present. Votes are cast either in person or by proxy. There is no cumulative voting in the election of our directors. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Ratification of Appointment of Independent Accounting Firm. The appointment of CohnReznick as our independent registered public accounting firm for the year ending December 31, 2016 is ratified by the affirmative vote of a majority of votes cast on the proposal at the annual meeting, if a quorum is present. Votes are cast either in person or by proxy. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote. In the event this matter is not ratified by our stockholders, the Audit Committee will reconsider whether or not to retain CohnReznick as our independent registered public accounting firm at its next scheduled meeting.

Q:	What constitutes a “quorum”?

A:	The presence at the annual meeting, in person or represented by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum; however, abstentions and broker non-votes will not be counted as votes cast.

Q:	Who will bear the costs of soliciting votes for the meeting?

A:	We will bear the entire cost of the solicitation of proxies from our stockholders. We have retained Boston Financial Data Services, Inc. to assist us in connection with the solicitation of proxies for the annual meeting. Boston Financial Data Services, Inc. will be paid fees of approximately $8,000, plus out-of-pocket expenses, for its basic solicitation services, which include review of proxy materials, dissemination of broker search cards, distribution of proxy materials, solicitation of brokers, banks, and institutional holders, and delivery of executed proxies. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors and officers who will not receive any additional compensation for such solicitation activities. We also expect to incur approximately $5,000 in expenses related to printing of these proxy materials and our annual report. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our stockholders.

Q:	What if I receive only one set of proxy materials although there are multiple stockholders at my address?

A:	The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports to stockholders, which allows us to send a single annual report or proxy statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents this year, but you would prefer to receive your own copy, you may direct requests for separate copies to Strategic Storage Growth Trust, Inc., Attention: Paula Mathews, 111 Corporate Drive, Suite 120, Ladera Ranch, California 92694 or call us at (877) 327-3485. Also, if your household currently receives multiple copies of disclosure documents and you would like to receive just one set, please contact us at the same address and phone number.

Q:	How do I submit a stockholder proposal for next year’s annual meeting or proxy materials, and what is the deadline for submitting a proposal?

A:	In order for a stockholder proposal to be properly submitted for presentation at our 2017 annual meeting, we must receive written notice of the proposal at our executive offices during the period beginning on December 16, 2016 and ending January 13, 2017. If you wish to present a proposal for inclusion in the proxy materials for next year’s annual meeting, we must receive written notice of your proposal at our executive offices no later than December 16, 2016. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: Strategic Storage Growth Trust, Inc., Attention: Paula Mathews, 111 Corporate Drive, Suite 120, Ladera Ranch, California 92694. For additional information, see the “Stockholder Proposals” section in this proxy statement.

Q:	Who do I call if I have questions about the meeting?

A:	We have retained Boston Financial Data Services to assist with the proxy process. If you have any questions related to the annual meeting or voting your proxy, you can call Boston Financial Data Services and talk to a live proxy representative at toll free 1-844-812-4907 with any proxy related questions.

CERTAIN INFORMATION ABOUT MANAGEMENT

Board of Directors

General

We operate under the direction of our board of directors, the members of which are accountable to us and our stockholders as fiduciaries. Our board of directors is responsible for the management and control of our affairs. Our board of directors consists of H. Michael Schwartz, our Chief Executive Officer, President, and Chairman of our board of directors, and two independent directors, Leon W. Holmes and Stephen G. Muzzy, each of whom have been nominated by our board of directors for re-election to serve until our 2017 annual meeting of stockholders or until his successor is elected and qualified. For more detailed information on our directors, see the “Executive Officers and Directors” section below. Our board of directors has formed the following three committees: the Audit Committee; the Nominating and Corporate Governance Committee; and the Compensation Committee.

Leadership Structure

H. Michael Schwartz serves as the Chairman of our board of directors, as well as our President and Chief Executive Officer. Our board of directors periodically monitors the potential benefits and consequences of splitting the roles of Chairman and principal executive officer, but has determined that, as of the time of this filing, it is appropriate and in our best interest for such roles to remain vested in one person due to our current size, the size of our board of directors, and the participation of our two independent directors in the oversight of our operations and strategy. Our board of directors does not have a lead independent director, as we believe that the current size of our board of directors permits both of our independent directors to actively participate in this oversight role. As we grow in size, our board of directors will continue to evaluate the appropriateness of splitting the roles of Chairman and principal executive officer and creating a lead independent director position.

Meetings of our Board of Directors

During 2015, our board of directors held six meetings. Messrs. Schwartz and Muzzy attended all six meetings. Mr. Holmes was elected to our board of directors in August 2015 and attended the two board of directors meetings since his election. Prior to August 2015, Dean I. Ader was an independent member of the board of directors and attended the four meetings held by the board of directors prior to Mr. Holmes’ election.

Director Independence

While our shares are not listed for trading on any national securities exchange, as required by our charter, a majority of the members of our board of directors and each committee of our board of directors are “independent” as determined by our board of directors by applying the definition of “independent” adopted by the New York Stock Exchange (NYSE), consistent with the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts and applicable rules and regulations of the Securities and Exchange Commission (SEC). Our board of directors has determined that Messrs. Holmes and Muzzy both meet the relevant definition of “independent.”

Stockholder Communications with Directors

We have established several means for stockholders to communicate concerns to our board of directors. If the concern relates to our financial statements, accounting practices or internal controls, the concerns should be submitted in writing to the Chairman of the Audit Committee of our board of directors in care of our Secretary at our headquarters address. If the concern relates to our governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chairman of the Nominating and Corporate Governance Committee of our board of directors in care of our Secretary at our headquarters address. If a stockholder is uncertain as to which category his or her concern relates, he or she may communicate it to any one of the independent directors in care of our Secretary. All concerns submitted in care of our Secretary will be delivered to the appropriate independent director based upon our Secretary’s determination.

Though we have no formal policy on the matter, we encourage all of the members of our board of directors to attend our annual meeting of stockholders.

Risk Management Role

As part of its oversight role, our board of directors actively supervises the members of our management that are directly responsible for our day-to-day risk management, including our Chief Financial Officer and Treasurer. The board’s risk management role has no impact on its leadership structure. The Audit Committee of our board of directors, which consists of our two independent directors, annually reviews with management our policies with respect to risk assessment and risk management, particularly in the areas of insurance, regulatory compliance, financial risk management, investments and due diligence, and capital flow.

Code of Ethics

Our board of directors adopted a Code of Ethics and Business Conduct on March 20, 2015 (the “Code of Ethics”), which contains general guidelines applicable to our executive officers, including our principal executive officer, principal financial officer and principal accounting officer, our directors and employees and officers of our advisor, SS Growth Advisor, LLC (“Advisor”), and its affiliates who perform material functions for us. We adopted our Code of Ethics with the purpose of promoting the following: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents that we file with or submit to the SEC and in other public communications made by us; (3) compliance with applicable laws and governmental rules and regulations; (4) the prompt internal reporting of violations of the Code of Ethics to our Code of Ethics Compliance Officer; and (5) accountability for adherence to the Code of Ethics. A copy of the Code of Ethics is available on our website at www.strategicreit.com.

Audit Committee

General

Our board of directors adopted a charter for the Audit Committee on March 20, 2015 (the “Audit Committee Charter”). A copy of our Audit Committee Charter is included as “Appendix A” to this proxy statement. The Audit Committee assists our board of directors by: (1) selecting an independent registered public accounting firm to audit our annual financial statements; (2) reviewing with the independent registered public accounting firm the plans and results of the audit engagement; (3) approving the audit and non-audit services provided by the independent registered public accounting firm; (4) reviewing the independence of the independent registered public accounting firm; and (5) considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee fulfills these responsibilities primarily by carrying out the activities enumerated in the Audit Committee Charter and in accordance with current laws, rules and regulations.

The members of the Audit Committee are our two independent directors, Leon W. Holmes and Stephen G. Muzzy. Mr. Muzzy currently serves as Chairman of the Audit Committee; however, he is not an “audit committee financial expert” in accordance with applicable SEC rules. The Audit Committee held five meetings during 2015. Mr. Muzzy attended all five meetings. Mr. Holmes was appointed to the Audit Committee and attended the two meetings held after his appointment. Prior to August 2015, Mr. Dean I. Ader was an independent member of the Audit Committee and attended the three meetings held by the Audit Committee prior to Mr. Holmes’ election.

Relationship with Principal Auditor

Overview

During the year ended December 31, 2015, CohnReznick served as our independent auditor and provided certain tax and other services. CohnReznick has served as our independent auditor since our formation.

The Audit Committee currently anticipates that it will engage CohnReznick as our independent auditor to audit our financial statements for the year ending December 31, 2016, subject to agreeing on fee estimates for the audit work. The Audit Committee reserves the right, however, to select a new auditor at any time in the future in its discretion if it deems such decision to be in the best interests of the Company and its stockholders. Any such decision would be disclosed to the Company’s stockholders in accordance with applicable securities laws.

A representative of CohnReznick is expected to be present at the annual meeting and will have an opportunity to make a statement if he or she desires. The representative will also be available to respond to appropriate questions from the stockholders.

Pre-Approval Policies

The Audit Committee Charter imposes a duty on the Audit Committee to pre-approve all auditing services performed for the Company by our independent auditor, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditor’s independence. In determining whether or not to pre-approve services, the Audit Committee considers whether the service is permissible under applicable SEC rules. The Audit Committee may, in its discretion, delegate one or more of its members the authority to pre-approve any services to be performed by our independent auditor, provided such pre-approval is presented to the full Audit Committee at its next scheduled meeting.

All services rendered by CohnReznick for the year ended December 31, 2015 were pre-approved in accordance with the policies set forth above.

Fees to Principal Auditor

The Audit Committee reviewed the audit and non-audit services performed by CohnReznick, as well as the fees charged by CohnReznick for such services. The aggregate fees for professional accounting services provided by CohnReznick, including the audit of our annual financial statements, for the years ended December 31, 2015 and 2014, respectively, are set forth in the table below.

	2015	2014
Audit Fees	$125,210	$49,000
Audit-Related Fees	22,000	33,000
Tax Fees	2,896	35,350
All Other Fees	—	—

Total	$150,106	$117,350

For purposes of the preceding table, the professional fees are classified as follows:

•	Audit Fees – These are fees for professional services performed for the audit of our annual financial statements and the required review of our quarterly financial statements and other procedures performed by the independent auditors to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements, and services that generally only an independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC.

•	Audit-Related Fees – These are fees for assurance and related services that traditionally are performed by an independent auditor, such as due diligence related to acquisitions and dispositions, audits related to acquisitions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.

•	Tax Fees – These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Such services may also include assistance with tax audits and appeals before the Internal Revenue Service (IRS) and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

•	All Other Fees – These are fees for other permissible work performed that do not meet one of the above-described categories.

Audit Committee Report

Pursuant to the Audit Committee Charter adopted by the board of directors of the Company, the Audit Committee’s primary function is to assist the board of directors in fulfilling its oversight responsibilities by overseeing the independent auditors, the audit and financial reporting process and the system of internal control over financial reporting that management has established and by reviewing the financial information to be provided to the Company’s stockholders and others. The Audit Committee is composed of two independent directors and met five times during the year ended December 31, 2015. Management of the Company has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the independent auditors devote more time and have access to more information than does the Audit Committee. Accordingly, the Audit Committee’s role does not provide any special assurances with regard to the financial statements of the Company, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

In this context, in fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2015 included in the Company’s Annual Report on Form 10-K with management, including a discussion of the quality and acceptability of the financial reporting and controls of the Company, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee discussed with the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and acceptability of the financial and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61 as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T. The Audit Committee also received the written disclosures and the letter from the Company’s independent auditor required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence. In addition, the Audit Committee considered the compatibility of non-audit services provided by the independent auditors with the auditors’ independence.

The Audit Committee discussed with the independent auditors the overall scope and plans for their audit. The Audit Committee meets periodically with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the financial reporting of the Company.

In reliance on these reviews and discussions, the Audit Committee recommended to our board of directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC. Our board of directors subsequently accepted the Audit Committee’s recommendation and approved the Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.

Stephen G. Muzzy (Chairman) Leon W. Holmes

March 22, 2016

The preceding Audit Committee Report to stockholders is not “soliciting material” and is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Nominating and Corporate Governance Committee

General

Our board of directors ratified the Nominating and Corporate Governance Committee’s adoption of its charter on March 20, 2015 (the “Nominating and Corporate Governance Committee Charter”). A copy of our Nominating and Corporate Governance Committee Charter is included as “Appendix B” to this proxy statement. The Nominating and Corporate Governance Committee’s primary focus is to assist our board of directors in fulfilling its responsibilities with respect to director nominations, corporate governance, board of directors and committee evaluations and conflict resolutions. The Nominating and Corporate Governance Committee assists our board of directors in this regard by: (1) identifying individuals qualified to serve on our board of directors, consistent with criteria approved by our board of directors, and recommending that our board of directors select a slate of director nominees for election by our stockholders at the annual meeting of our stockholders; (2) developing and implementing the process necessary to identify prospective members of our board of directors; (3) determining the advisability of retaining any search firm or consultant to assist in the identification and evaluation of candidates for membership on our board of directors; (4) overseeing an annual evaluation of our board of directors, each of the committees of our board of directors and management; (5) developing and recommending to our board of directors a set of corporate governance principles and policies; (6) periodically reviewing our corporate governance principles and policies and suggesting improvements thereto to our board of directors; and (7) considering and acting on any conflicts-related matter required by our charter or otherwise permitted by Maryland law where the exercise of independent judgment by any of our directors, who is not an independent director, could reasonably be compromised, including approval of any transaction involving our Advisor or its affiliates. The Nominating and Corporate Governance Committee fulfills these responsibilities primarily by carrying out the activities enumerated in the Nominating and Corporate Governance Committee Charter and in accordance with current laws, rules and regulations.

The members of the Nominating and Corporate Governance Committee are our two independent directors, Leon W. Holmes and Stephen G. Muzzy, with Mr. Holmes serving as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held three meetings during 2015. Mr. Muzzy attended all three meetings. Mr. Holmes was appointed to the Nominating and Corporate Governance Committee in August 2015 and attended the two Nominating and Corporate Governance meetings held after his appointment. Prior to August 2015, Dean I. Ader was an independent member of the Nominating and Corporate Governance Committee and attended the one meeting prior to Mr. Holmes’ election.

Board of Directors Membership Criteria and Director Selection

The Nominating and Corporate Governance Committee annually reviews with our board of directors the appropriate experience, skills and characteristics required of our directors in the context of the current membership of our board of directors. This assessment includes, in the context of the perceived needs of our board of directors at the time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry or brokerage industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflict with the Company and the ability of the candidate to attend board of directors meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by our board of directors are individuals who possess a reputation and hold or have held positions or affiliations befitting a director of a publicly held company and are or have been actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community.

Though we do not have a formal policy regarding diversity with respect to identifying nominees and overall board composition, our Nominating and Corporate Governance Committee considers the impact of diverse backgrounds and experiences of potential nominees on the effectiveness and quality of our board of directors. As part of its annual review process discussed below, the Nominating and Corporate Governance Committee reviews its own effectiveness in recommending director nominees with diverse backgrounds and experiences relative to any perceived needs in the composition of our board of directors.

While our full board of directors remains responsible for selecting its own nominees and recommending them for election by our stockholders, our board of directors has delegated the screening process necessary to identify qualified candidates to the Nominating and Corporate Governance Committee, in consultation with our President. Pursuant to our charter, however, the directors must nominate replacements for any vacancies among the director positions.

The Nominating and Corporate Governance Committee annually reviews director suitability and the continuing composition of our board of directors; it then recommends director nominees who are voted on by our full board of directors. In recommending director nominees to our board of directors, the Nominating and Corporate Governance Committee solicits candidate recommendations from its own members, other directors and management of the Company. The Nominating and Corporate Governance Committee will also consider suggestions made by stockholders and other interested persons for director nominees who meet the established director criteria. In order for a stockholder to make a nomination, the stockholder must satisfy the procedural requirements for such nomination as provided in the Company’s bylaws, which include, among other things, providing the nominee’s name, age, address, and ownership of the Company’s stock. Such nominations must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

In evaluating the persons nominated as potential directors, the Nominating and Corporate Governance Committee will consider each candidate without regard to the source of the recommendation and take into account those factors that the Nominating and Corporate Governance Committee determines are relevant.

With respect to the current nominees to our board of directors, whose backgrounds and experience are described in greater detail on pages 15-19, our Nominating and Corporate Governance Committee considered all of the factors set forth above in its determination to recommend them for nomination. In particular, our Nominating and Corporate Governance Committee considered H. Michael Schwartz’s active participation in the management of our operations and his experience in the self storage industry, Leon W. Holmes’s extensive experience in the risk management and insurance industry with an emphasis on commercial real estate, including self storage, and Stephen G. Muzzy’s more than 20 years of experience in the commercial banking industry, including both real estate and construction lending for commercial, industrial, self storage, office and retail real estate properties in determining to recommend each of them for nomination to our board of directors. In addition, the Nominating and Corporate Governance Committee considered these particular aspects of the backgrounds of Messrs. Holmes and Muzzy relative to the needs of the committees of our board of directors in determining to recommend them for nomination.

Corporate Governance

Pursuant to the Nominating and Corporate Governance Committee Charter, the Nominating and Corporate Governance Committee developed and recommended a set of formal, written guidelines for corporate governance, which were adopted by our full board of directors.

The Nominating and Corporate Governance Committee also, from time to time, reviews the governance structures and procedures of the Company and suggests improvements thereto to our full board of directors. Such improvements, if adopted by the full board of directors, will be incorporated into the written guidelines.

Periodic Evaluations

The Nominating and Corporate Governance Committee conducts an annual evaluation of its own performance and oversees the annual evaluations of our directors, each of the other committees of our board of directors and management.

Conflicts of Interest

The Nominating and Corporate Governance Committee considers and acts upon any conflicts of interest-related matter required by our charter or otherwise permitted by Maryland law where the exercise of independent judgment by any of our directors, who is not an independent director, could reasonably be compromised, including approval of any transaction involving our Advisor or its affiliates. Our independent directors must approve such transactions as fair and reasonable to us and on terms and conditions not less favorable than those available from unaffiliated third parties, based upon standards set forth in our charter and Code of Ethics, as well as applicable laws, rules and regulations.

Conflicts of interest-related matters that the Nominating and Corporate Governance Committee has acted upon or expects to act upon include, but are not limited to, the following:

•	the continuation, renewal or enforcement of agreements with our Advisor and its affiliates, including the following significant agreements:

•	a second amended and restated advisory agreement (“Advisory Agreement”) with our Advisor;

•	property management agreements (“Property Management Agreements”) with our property manager, SS Growth Property Management, LLC (“Property Manager”) and sub-property management agreements with an affiliate of Extra Space Storage, Inc. (“Extra Space”);

•	a dealer manager agreement (“Dealer Manager Agreement”) with our dealer manager, Select Capital Corporation (“Dealer Manager”);

•	a Series A Cumulative Redeemable Preferred Unit Purchase Agreement (the “Unit Purchase Agreement”) with SS Growth Operating Partnership, L.P. (our “Operating Partnership”), the Company and SSTI Preferred Investor, LLC, dated July 31, 2014;

•	an Amendment No. 1 (the “Amendment”) to the Second Amended and Restated Limited Partnership Agreement with our Operating Partnership, the Company and SSTI Preferred Investor, LLC, dated July 31, 2014;

•	property sales;

•	property acquisitions; and

•	other transactions with affiliates.

Compensation Committee

General

We established a Compensation Committee in March 2015. The members of our Compensation Committee are Messrs. Holmes and Muzzy, with Mr. Holmes serving as Chairman of the Compensation Committee. The primary focus of the Compensation Committee is to assist our board of directors in fulfilling its responsibilities with respect to officer and director compensation. Prior to the establishment of the Compensation Committee, our board of directors fulfilled all of the responsibilities with respect to officer and director compensation. The Compensation Committee assists our board of directors in this regard when necessary by: (1) reviewing and approving our corporate goals with respect to compensation of officers and directors; (2) recommending to our board of directors compensation for all non-employee directors, including board of directors and committee retainers, meeting fees and equity-based compensation; (3) administering and granting equity-based compensation to our Advisor, employees of our Advisor and affiliates based upon recommendations from our Advisor; and (4) setting the terms and conditions of such equity-based compensation in accordance with our Employee and Director Long-Term Incentive Plan (the “Plan”). The Compensation Committee fulfills these responsibilities in accordance with current laws, rules and regulations. The Compensation Committee has concluded that, because the Compensation Committee will only need to address issues related to director compensation while we are an externally advised REIT, a charter is not necessary at the present time. The Compensation Committee will periodically review the need for a charter and, if adopted, will disclose a copy of such charter to our stockholders pursuant to applicable SEC rules.

Compensation Committee Interlocks and Insider Participation

For the year ending December 31, 2015, decisions regarding officer and director compensation were made by our Compensation Committee, consisting of our two independent directors, Leon W. Holmes and Stephen G. Muzzy, with Mr. Holmes serving as Chairman of the Compensation Committee. The Compensation Committee held one meeting during 2015. Messrs. Holmes and Muzzy attended such meeting.

No member of the Compensation Committee served as an officer, director or employee of any of our affiliates during 2015 or formerly served in such capacity.

Compensation Discussion and Analysis – Executive Compensation

We do not directly compensate our executive officers, including H. Michael Schwartz, the Chairman of our board of directors and our President and Chief Executive Officer, for services rendered to us. We do not currently intend to pay any compensation directly to our executive officers. As a result, we do not have, and the Compensation Committee has not considered, a compensation policy or program for our executive officers. If we determine to compensate our executive officers directly in the future, the Compensation Committee will review all forms of compensation to our executive officers and approve all equity-based awards to our executive officers.

Our executive officers also are officers of our Advisor and its affiliates, and are compensated by such entities for their services to us. We pay these entities fees and reimburse expenses pursuant to our Advisory Agreement. For the year ended December 31, 2015, these reimbursements to our Advisor include reimbursements of a portion of the salaries of our executive officers for time they spent on matters connected to our public offering (the “Offering”) totaling approximately $185,000. At the present time, we intend to continue to reimburse a portion of the salaries of our executive officers for time they spend on matters connected to the Offering.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis – Executive Compensation be included in this proxy statement.

Leon W. Holmes Stephen G. Muzzy

March 22, 2016

The preceding Compensation Committee Report to stockholders is not “soliciting material” and is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Director Compensation for the Year Ended December 31, 2015

Summary

The following table provides a summary of the compensation earned by our directors for the year ended December 31, 2015:

Name	Fees Earned or Paid in Cash		Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation	All Other Compensation	Total
H. Michael Schwartz	$—		$—	$—	$—	$—	$—	$—
Dean I. Ader	$—	(1)	$—	$—	$—	$—	$—	$—	(1)
Stephen G. Muzzy	$34,000	(2)	$37,500	$—	$—	$—	$—	$71,500
Leon W. Holmes	$25,000	(3)	$25,000	$—	$—	$—	$—	$50,000

(1)	Mr. Ader waived his director compensation for the year ended December 31, 2015.
(2)	Amount includes total fees earned or paid during the year ended December 31, 2015, of which $2,500 was earned during the year ended December 31, 2014, and $3,500 was paid during 2016.
(3)	Amount includes total fees earned or paid during the year ended December 31, 2015, of which $3,000 was paid during 2016.

As noted above, the Compensation Committee assists our board of directors in fulfilling its responsibilities with respect to employee, officer and director compensation. Because we do not have any employees and our executive officers do not receive any compensation directly from us, these responsibilities are limited to setting director compensation and administering the Plan. Our non-director officers have no role in determining or recommending director compensation. Directors who are also officers of the Company do not receive any special or additional remuneration for services on our board of directors or any of its committees. Each non-employee independent director received compensation for services on our board of directors and its committees as provided below.

Cash Compensation to Directors

Each of our independent directors was entitled to a retainer of $20,000 per year plus $1,000 for each board of directors or committee meeting the independent director attended in person ($2,000 for attendance by the chairperson of the Audit Committee at each meeting of the Audit Committee and $1,500 for attendance by the chairperson of any other committee at each committee meeting in which they are a chairperson) and $1,000 for each regularly scheduled meeting the independent director attended by telephone ($250 for special meetings conducted by telephone). In the event there were multiple meetings of our board of directors and one or more committees in a single day, the fees were limited to $2,000 per day ($2,500 for the chairperson of the Audit Committee if there was a meeting of such committee). For the year ended December 31, 2015, the directors earned an aggregate of $16,500 for meetings attended. As stated above, Mr. Ader waived all of his cash compensation earned for the year ended December 31, 2015.

All directors will receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors.

Employee and Director Long-Term Incentive Plan Awards to Independent Directors

Pursuant to the Plan, we issued 2,500 shares of restricted stock to Mr. Holmes and Mr. Muzzy, our two current independent directors on August 7, 2015, which vest ratably over a period of four years from the date such independent director was appointed to our board of directors (the “Initial Restricted Stock Awards”). We also issued additional awards of 1,250 shares of restricted stock to Mr. Muzzy upon his re-election to our board of directors, which vest ratably over a period of four years from the date of re-election (the “Annual Restricted Stock Awards”). The independent directors have received a total of 6,250 shares of restricted stock, none of which have vested as of December 31, 2015. Both the Initial Restricted Stock Awards and the Annual Restricted Stock Awards are subject to a number of other conditions set forth in such awards.

The Plan was approved and adopted prior to the commencement of the Offering in order to (1) provide incentives to individuals who are granted awards because of their ability to improve our operations and increase profits; (2) encourage selected persons to accept or continue employment with us or with our Advisor or its affiliates that we deem important to our long-term success; and (3) increase the interest of our independent directors in our success through their participation in the growth in value of our stock. Pursuant to the Plan, we may issue options, stock appreciation rights, distribution equivalent rights and other equity-based awards, including, but not limited to, restricted stock.

The total number of shares of our Class A common stock reserved for issuance under the plan is equal to 10% of our outstanding shares of Class A and Class T common stock at any time, net of any shares already issued under the plan, but not to exceed 10,000,000 shares in the aggregate. As of December 31, 2015, there were approximately 263,183 shares available for issuance under the Plan. The term of the Plan is 10 years. Upon our earlier dissolution or liquidation, reorganization, merger or consolidation with one or more corporations as a result of which we are not the surviving corporation, or sale of all or substantially all of our properties, the Plan will terminate, and provisions will be made for the assumption by the successor corporation of the awards granted under the Plan or the replacement of such awards with similar awards with respect to the stock of the successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices. Alternatively, rather than providing for the assumption of such awards, the board of directors may either (1) shorten the period during which awards are exercisable, or (2) cancel an award upon payment to the participant of an amount in cash that the Compensation Committee determines is equivalent to the fair market value of the consideration that the participant would have received if the participant exercised the award immediately prior to the effective time of the transaction.

In the event our board of directors or Compensation Committee determines that any distribution, recapitalization, stock split, reorganization, merger, liquidation, dissolution or sale, transfer, exchange or other disposition of all or substantially all of our assets, or other similar corporate transaction or event, affects our stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an award, then the board of directors or Compensation Committee shall, in such manner as it may deem equitable, adjust the number and kind of shares or the exercise price with respect to any award.

Executive Officers and Directors

Included below is certain information regarding our executive officers and directors. All of our directors, including our two independent directors, have been nominated for re-election at the 2016 annual meeting of stockholders. All of our executive officers serve at the pleasure of our board of directors.

Name	Age	Position(s)	Period with Company
H. Michael Schwartz	49	Chairman of the Board of Directors, Chief Executive Officer and President	3/2013 – present

Paula Mathews	64	Executive Vice President and Secretary	3/2013 – present

Michael S. McClure	53	Executive Vice President, Chief Financial Officer and Treasurer	3/2013 – present

Wayne Johnson	58	Chief Investment Officer	3/2013 – present

Ken Morrison	49	Senior Vice President — Property Management	1/2014 – present

James L. Berg	63	Assistant Secretary	1/2014 – present

Leon W. Holmes	72	Independent Director	8/2015 – present

Stephen G. Muzzy	48	Independent Director	10/2013 – present

H. Michael Schwartz. Mr. Schwartz is the Chairman of our board of directors and our Chief Executive Officer and President. Mr. Schwartz has been an officer and director since our initial formation in March 2013. Mr. Schwartz was appointed President of our Advisor in March 2013. Mr. Schwartz is also the Chief Executive Officer and President of SmartStop Asset Management, LLC (our “Sponsor”). Mr. Schwartz also served as Chief Executive Officer, President, and Chairman of SmartStop Self Storage, Inc. (“SmartStop Self Storage”) our prior sponsor, from August 2007 until the merger of SmartStop Self Storage with Extra Space on October 1, 2015. He also serves as Chief Executive Officer, President and Chairman of Strategic Storage Trust II, Inc., a public non-traded self storage REIT sponsored by our Sponsor. Since February 2008, Mr. Schwartz has also served as Chief Executive Officer and President of Strategic Storage Holdings, LLC. He was appointed President of Strategic Capital Holdings, LLC in July 2004. Previously, he held the positions of Vice Chairman or Co-President of U.S. Advisor from July 2004 until April 2007. He has more than 20 years of real estate, securities and corporate financial management experience. His real estate experience includes international investment opportunities, including self storage acquisitions in Canada. From 2002 to 2004, Mr. Schwartz was the Managing Director of Private Structured Offerings for Triple Net Properties, LLC (now an indirect subsidiary of Grubb & Ellis Company). In addition, he served on the board of their affiliated broker-dealer, NNN Capital Corp. (subsequently known as Grubb & Ellis Securities, Inc.). From 2000 to 2001, Mr. Schwartz was Chief Financial Officer for Futurist Entertainment, a diversified entertainment company. From 1995 to 2000, he was President and Chief Financial Officer of Spider Securities, Inc. (now Merriman Curhan Ford & Co.), a registered broker-dealer that developed one of the first online distribution outlets for fixed and variable annuity products. From 1990 to 1995, Mr. Schwartz served as the Vice President and Chief Financial Officer of Western Capital Financial (an affiliate of Spider Securities), and from 1994 to 1998 Mr. Schwartz was also President of Palladian Advisors, Inc. (an affiliate of Spider Securities). Mr. Schwartz holds a B.S. in Business Administration with an emphasis in Finance from the University of Southern California.

Paula Mathews. Ms. Mathews has served as our Secretary and an Executive Vice President since our formation in March 2013. Ms. Mathews was appointed Executive Vice President of our Advisor in March 2013. Ms. Mathews is responsible for pre-acquisition due diligence and post-acquisition management and leasing of all commercial assets. Ms. Mathews is an Executive Vice President of our Sponsor. Ms. Mathews served as an Executive Vice President and Assistant Secretary for SmartStop Self Storage, positions she held since August 2007 and June 2011, respectively, until the merger of SmartStop

Self Storage with Extra Space on October 1, 2015. Ms. Mathews is also an Executive Vice President and Secretary of Strategic Storage Trust II, Inc., positions she has held since January 2013, and is a member of the Board of Directors of Strategic Storage Trust II, Inc., a position to which she was appointed in January 2016. Since January 2008, Ms. Mathews also served as Secretary for Strategic Storage Holdings, LLC. Since 2005, she has also served as Vice President — Commercial Operations for Strategic Capital Holdings, LLC. Prior to joining Strategic Capital Holdings, LLC, Ms. Mathews was a private consultant from 2003 to 2005 providing due diligence services on the acquisition and disposition of assets for real estate firms. Prior to that, Ms. Mathews held senior level executive positions with several pension investment advisors, including the following: a real estate company specializing in 1031 transactions from 2002 to 2003 where she was the Director of Operations; KBS Realty Advisors from 1995 to 2001 where she was responsible for the management of $600 million in “value added” commercial assets in seven states; TCW Realty Advisors (now CBRE Investors) from 1985 to 1992 as a Senior Vice President where her focus was retail assets within closed end equity funds; and PMRealty Advisors from 1983 to 1985 in a portfolio management role. She began her real estate career in 1977 with The Irvine Company, the largest land holder in Orange County, California, where she held several positions within the Commercial/Industrial Division structuring industrial build-to-suits, ground leases and land sales. Ms. Mathews holds a B.S. degree from the University of North Carolina, Chapel Hill.

Michael S. McClure. Mr. McClure is our Chief Financial Officer and Treasurer and an Executive Vice President and has held these positions since March 2013. Mr. McClure has also been the Chief Financial Officer of our Advisor since March 2013. Mr. McClure is responsible for overseeing our budgeting, forecasting and financial management policies, along with directing all SEC and regulatory reporting. From January 2008 through October 1, 2015, Mr. McClure served as Chief Financial Officer and Treasurer of SmartStop Self Storage and served as an Executive Vice President of such entity from June 2011 until the merger of SmartStop Self Storage with Extra Space on October 1, 2015. Mr. McClure also currently serves as the Chief Financial Officer and Treasurer of Strategic Storage Trust II, Inc., positions he has held since January 2013. Since January 2008, Mr. McClure has also served as Chief Financial Officer and Treasurer of Strategic Storage Holdings, LLC. From 2004 to June 2007, Mr. McClure held various positions, including Vice President of Finance, at the North Inland Empire Division of Pulte Homes, Inc. At Pulte Homes, he was responsible for all finance, accounting, human resources and office administration functions. From 2002 to 2004, Mr. McClure was a Director in the Audit Business Advisory Services practice for PricewaterhouseCoopers. From 1985 to 2002, Mr. McClure was with Arthur Andersen LLP, holding various positions including Partner. In his 20 years of experience in the public accounting field, Mr. McClure had extensive experience in the real estate industry working with REITs, homebuilders and land development companies and worked on numerous registration statements and public offerings. He is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants. Mr. McClure holds a B.S.B.A. degree from California State University, Fullerton.

Wayne Johnson. Mr. Johnson has been our Chief Investment Officer since August 2015. Prior to that, he served as our Senior Vice President — Acquisitions, focusing on self storage acquisitions, which position he held since our initial formation in March 2013. Mr. Johnson has also served as Senior Vice President for our Advisor since March 2013. Mr. Johnson also serves as Chief Investment Officer of our Sponsor. Mr. Johnson also served as Senior Vice President — Acquisitions for SmartStop Self Storage from August 2007 until January 16, 2015, when he was elected Chief Investment Officer, until the merger of SmartStop Self Storage with Extra Space on October 1, 2015. Mr. Johnson also served as Senior Vice President — Acquisitions for Strategic Capital Holdings, LLC beginning in June 2006 and as Senior Vice President — Acquisitions for Strategic Storage Trust II, Inc. from January 2013 until June 2015 when he was elected Chief Investment Officer. Prior to joining Strategic Capital Holdings, LLC, Mr. Johnson was involved in all aspects of commercial development and leasing, including office, office warehouse, retail and self storage facilities. During such time, Mr. Johnson developed, managed and operated 14 self storage facilities in excess of one million square feet. Mr. Johnson served on the board and is the past President of the Texas Self Storage Association (TSSA), which is the trade organization for self storage development, ownership and management with approximately 3,800 members consisting of storage owners, developers, operators and vendors throughout Texas. Mr. Johnson entered the commercial real estate business in 1979 after graduating from Southern Methodist University with a B.B.A. in Finance and Real Estate.

Ken Morrison. Mr. Morrison has been our Senior Vice President — Property Management since January 2014. He has also been the President of our Property Manager since its initial formation in March 2013. Mr. Morrison also served as the President of Strategic Storage Property Management, LLC (“SSPM”) from December 2011 and as Senior Vice President — Property Management of SmartStop Self Storage beginning in January 2013 until October 1, 2015, when SmartStop Self Storage merged with Extra Space. Since January 2013, Mr. Morrison has served as Senior Vice President– Property Management of Strategic Storage Trust II, Inc. Mr. Morrison’s primary responsibility is to oversee property management and sub-property management of our self storage properties, which includes managing the day-to-day activities at our self storage facilities located outside the United States, maintaining and upgrading the properties in our self storage portfolio, and overseeing the Internet and Self Storage Marketing departments of our Sponsor. Prior to joining SSPM, Mr. Morrison held several executive management positions with Public Storage from 1998 until November 2011, where he was responsible for the oversight of 300 self storage facilities in 11 states and supervised a staff of 37 district managers. Prior to joining Public Storage, Mr. Morrison spent eight years in management with Safeway. Mr. Morrison has completed coursework at both West Valley College in Saratoga, California and the Center for Creative Leadership in San Diego, California.

James L. Berg. Mr. Berg has been our Assistant Secretary since January 2014. Mr. Berg is also the General Counsel of our Sponsor. Mr. Berg was the Secretary of SmartStop Self Storage from June 2011 until the merger of SmartStop Self Storage with Extra Space October 1, 2015. Mr. Berg has served as Assistant Secretary of Strategic Storage Trust II, Inc. since January 2013. Since April 2011, Mr. Berg has also served as General Counsel of Strategic Storage Holdings, LLC. Mr. Berg has over 25 years of experience in general business, corporate, securities, venture capital and intellectual property law. From November 2004 to April 2011, he was General Counsel of U.S. Advisor, LLC. From March 2004 until November 2004, Mr. Berg was Senior Vice President and General Counsel of LoanCity.com, a wholesale mortgage lender based in San Jose, California. Prior to that, Mr. Berg was a partner in several laws firms in Oakland, California. Mr. Berg received a J.D. (magna cum laude) from the University of Michigan Law School in 1978 and a B.S. (with high distinction) from the University of Michigan Business School in 1975. He is a member of the State Bar of California, Business Law Section.

Leon W. Holmes. Mr. Holmes is one of our independent directors and is the chairman of our Nominating and Corporate Governance Committee and our Compensation Committee and is also a member of our Audit Committee of our board of directors. He has over 40 years of experience in the risk management and insurance industry with an emphasis on commercial real estate, including self storage, office, industrial, mixed-use and multi-family. Until 2012, Mr. Holmes was a Senior Client Executive and the real estate practice leader for the Orange County, California office of Marsh & McLennan Companies. He was responsible for overall client relationship and service. He negotiated customized coverage for REITs and large multi-billion dollar portfolios. From 1998 to 1999, Mr. Holmes was a Senior Vice President with Sedgwick, responsible for leading team servicing primarily in real estate, construction and manufacturing. Mr. Holmes graduated with a Bachelor of Arts in Economics and Psychology from the University of Wisconsin. He is a member of the Insurance Educational Association and has an Associate of Risk Management designation.

Stephen G. Muzzy. Mr. Muzzy is one of our independent directors and is the chairman of our Audit Committee and a member of our Nominating and Corporate Governance Committee and our Compensation Committee of our board of directors. He has 20 years of experience in the commercial banking industry, including both real estate and construction lending for commercial, industrial, self storage, office and retail real estate properties. Mr. Muzzy is currently a Partner at MF Partners, an investment partnership focusing on real estate and late stage private equity investments, a position he has held since October 2012. Prior to MF Partners, Mr. Muzzy was a Senior Vice President at OneWest Bank from March 2012 to May of 2014. Prior to OneWest Bank, Mr. Muzzy was a Senior Vice President and Senior Banker with JPMorgan Chase’s middle market banking group from January 2011 through March 2012, and a Vice President and Senior Relationship Manager with Wells Fargo’s commercial banking group from August 2007 through January 2011. From February 2006 through August 2007, Mr. Muzzy was a Vice President at Commerce National Bank. Mr. Muzzy began his banking career in 1994 with Wells Fargo, where he held various positions, including Vice President, Business Development Officer, Relationship Manager, and Store Manager. He is an active member of the community and serves as a director of several nonprofit organizations, including the Orange Catholic Foundation, Team Kids, Casa Teresa, and Mission Hospital. He also previously served as a director of numerous other organizations, including Pretend City Children’s Museum and Second Harvest Food Bank. Mr. Muzzy graduated with a Bachelor of Arts in Social Ecology from the University of California—Irvine, and has a Masters of Business Administration from Pepperdine University.

STOCK OWNERSHIP

Beneficial Ownership of the Company’s Stock

The following table sets forth, as of March 31, 2016, the amount of our common stock beneficially owned by: (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock; (2) each of our directors; (3) each of our executive officers; and (4) all of our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on approximately 3.86 million shares of common stock outstanding as of March 31, 2016.

	Common Stock
	Beneficially Owned(1)
Name and Address of Beneficial Owner	Number of Shares of Common Stock		Percentage of Class
H. Michael Schwartz, Chairman of the Board of Directors, President and Chief Executive Officer	103	(2)	0.0%
Paula Mathews, Executive Vice President and Secretary	2,250		0.1%
Michael S. McClure, Executive Vice President, Chief Financial Officer and Treasurer	—		—
Wayne Johnson, Chief Investment Officer	—		—
Ken Morrison, Senior Vice President — Property Management	—		—
James L. Berg, Assistant Secretary	—		—
Leon W. Holmes, Independent Director	—		—
Stephen G. Muzzy, Independent Director	—		—
Gaming Trust (Steven J. Pego as Trustee)(3)	54,092		1.4%
Housing & Land Trust (Steven J. Pego as Trustee)(3)	109,219		2.8%
Futures Trust (Steven J. Pego as Trustee)(3)	109,219		2.8%

All directors and executive officers as a group	2,353		0.1%

(1)	Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group that may be exercised within 60 days following March 31, 2016. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock show as beneficially owned by them.
(2)	Includes approximately 103 shares owned by SS Growth Advisor, LLC, which is indirectly owned and controlled by Mr. Schwartz.
(3)	The address of each beneficial owner is 7070 East Broadway Rd. c/o Aosterman, Mount Pleasant, Michigan 48858.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers, directors and greater than 10% stockholders were not subject to the beneficial ownership reporting requirements pursuant to Section 16(a) of the Exchange Act during the year-ended December 31, 2015, and therefore no reports were filed pursuant to Section 16(a) during that period.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

General

Certain of our executive officers and one of our directors hold ownership interests in and are officers of our Sponsor, our Advisor, our Property Manager, our Dealer Manager and other affiliated entities. As a result, these individuals owe fiduciary duties to these other entities and their owners, which fiduciary duties may conflict with the duties that they owe to our stockholders and us. Their loyalties to these other entities could result in actions or inactions that are detrimental to our business, which could harm the implementation of our investment objectives. Conflicts with our business and interests are most likely to arise from involvement in activities related to: (1) allocation of new investments and management time and services between us and the other entities; (2) our purchase of properties from, or sale of properties to, affiliated entities; (3) the timing and terms of the investment in or sale of an asset; (4) development of our properties by affiliates; (5) investments with affiliates of our Advisor; (6) compensation to our Advisor; and (7) our relationship with our Dealer Manager and Property Manager.

We are currently a party to three types of agreements giving rise to material transactions between us and our affiliates, including our Advisory Agreement, our Property Management Agreements and our Dealer Manager Agreement. We are also party to a Unit Purchase Agreement and the Amendment to our Operating Partnership Agreement with respect to the Preferred Units. Our independent directors reviewed the material transactions between us and our affiliates arising out of these agreements during the year ended December 31, 2015. Set forth below is a description of the relevant transactions with our affiliates, which we believe have been executed on terms that are fair to the Company.

Advisory Agreement

SmartStop Asset Management, LLC, our Sponsor, is the sole voting member of our Advisor, SS Growth Advisor, LLC. Certain of our executives, including Mr. Schwartz, serve as officers of our Advisor and our Sponsor.

Our Advisor and its affiliates perform services for us in connection with the offer and sale of our shares and the selection, acquisition and management of our properties pursuant to our Advisory Agreement. The term of our Advisory Agreement will end on January 20, 2017, but may be renewed for an unlimited number of successive one-year periods.

Many of the services performed by our Advisor in managing our day-to-day activities are summarized below. This summary is provided to illustrate the material functions that our Advisor performs for us as our Advisor, and it is not intended to include all of the services that may be provided to us by third parties. Under the terms of the Advisory Agreement, our Advisor undertakes to use its commercially reasonable best efforts to present to us investment opportunities consistent with our investment policies and objectives as adopted by our board of directors. In its performance of this undertaking, our Advisor, either directly or indirectly by engaging an affiliate, performs the following, among other duties and subject to the authority of our board of directors:

•	finding, evaluating, presenting and recommending to us investment opportunities consistent with our investment policies and objectives;

•	serving as our investment and financial advisor and providing research and economic and statistical data in connection with our assets and our investment policies;

•	acquiring properties and making investments on our behalf in compliance with our investment objectives and policies;

•	structuring and negotiating the terms and conditions of our real estate acquisitions, sales or joint ventures;

•	reviewing and analyzing each property’s operating and capital budget;

•	arranging, structuring and negotiating financing and refinancing of properties;

•	performing all operational functions for the maintenance and administration of our assets, including the servicing of mortgages;

•	consulting with our officers and board of directors and assisting the board of directors in formulating and implementing our financial policies;

•	preparing and reviewing on our behalf, with the participation of one designated principal executive officer and principal financial officer, all reports and returns required by the SEC, IRS and other state or federal governmental agencies;

•	providing the daily management and performing and supervising the various administrative functions reasonably necessary for our management and operations; and

•	investigating, selecting, and, on our behalf, engaging and conducting business with such third parties as our Advisor deems necessary to the proper performance of its obligations under the Advisory Agreement.

Organization and offering costs of the Offering may be paid by our Advisor on our behalf and will be reimbursed to our Advisor from the proceeds of the Offering. Organization and offering costs consist of all expenses (other than sales commissions and the dealer manager fee) to be paid by us in connection with the Offering, including our legal, accounting, printing, mailing and filing fees, charges of our escrow holder and other accountable offering expenses, including, but not limited to: (i) amounts to reimburse our Advisor for all marketing related costs and expenses such as salaries and direct expenses of employees of our Advisor and its affiliates in connection with registering and marketing our shares; (ii) technology costs associated with the Offering; (iii) our costs of conducting our training and education meetings; (iv) our costs of attending retail seminars conducted by participating broker-dealers; and (v) payment or reimbursement of bona fide due diligence expenses. Our Advisor must reimburse us within 60 days after the end of the month in which the Offering terminates to the extent we paid or reimbursed organization and offering costs (excluding sales commissions and dealer manager fees) in excess of 3.5% of the gross offering proceeds from the primary offering portion of the Offering (the “Primary Offering”).

Our Advisory Agreement also requires our Advisor to reimburse us to the extent that offering expenses, including sales commissions, dealer manager fees and organization and offering expenses, are in excess of 15% of gross proceeds from the Offering. Our Advisor receives acquisition fees equal to 1.75% of the contract purchase price of each property we acquire plus reimbursement of any acquisition expenses the Advisor incurs. Our Advisor also receives a monthly asset management fee equal to one-twelfth of 0.5% of our average invested assets, as defined in our Advisory Agreement.

Under our Advisory Agreement, our Advisor receives disposition fees in an amount equal to the lesser of: (a) 1% of the contract sale price for each property or (b) 50% of the competitive real estate commission for each property we sell as long as our Advisor provides substantial assistance in connection with the sale. Any disposition fee may be paid in addition to real estate commissions paid to non-affiliates, provided that the total real estate commissions (including the disposition fee) paid to all persons for each property does not exceed an amount equal to the lesser of: (i) 6% of the aggregate contract sales price of each property or (ii) the competitive real estate commission for each property. The disposition fee is paid at the time the property is sold. There were no such disposition fees for the year ended December 31, 2015. Under our Advisory Agreement, we also pay our Advisor a financing fee of up to 0.5% of the borrowed amount of a loan for arranging for financing in connection with the acquisition, development or repositioning of our properties. We also pay our Advisor or its affiliates a market-based development fee equal to the amount that would be payable to an unaffiliated third-party for development of a similar property in the same geographic region, which development fee may be reallowed to a third party developer. There were no such development fees for the year ended December 31, 2015.

Our Advisor may also be entitled to various subordinated distributions under our operating partnership agreement if we (1) list our shares of common stock on a national exchange, (2) terminate our Advisory Agreement, (3) liquidate our portfolio, or (4) enter into an Extraordinary Transaction, as defined in the operating partnership agreement. There were no such distributions for the year ended December 31, 2015.

Our Advisory Agreement provides for reimbursement of our Advisor’s direct and indirect costs of providing administrative and management services to us. Beginning four fiscal quarters after the acquisition of our first real estate asset, our Advisor must pay or reimburse us the amount by which our aggregate annual operating expenses, as defined, exceed the greater of 2% of our average invested assets or 25% of our net income, as defined, unless a majority of our independent directors determine that such excess expenses were justified based on unusual and non-recurring factors. As of December 31, 2015, we had incurred total operating expenses in the four consecutive fiscal quarters then ended that exceeded the 2%/25% guidelines by approximately $255,000 (the “Excess Expenses”). On March 4, 2016, our board of directors, including all of the independent directors, determined that there are unusual and non-recurring factors that are sufficient to justify the Excess Expenses, including but not limited to: (1) the amounts reflect legitimate operating expenses necessary for the operation of our business; (2) we are in our first full year of operations and we are still in the acquisition and development stage; (3) the start-up costs associated with our first full year of operations, including the expenses associated with being a public company (such as audit and legal services, director and officer liability insurance and fees for directors), are significant and disproportionate to our average invested assets and net income; (4) our average invested assets was low due to us owning between 3 and 12 properties during the four fiscal quarter period; and (5) our focus on acquisition of self storage properties that are not yet stabilized. For the year ended December 31, 2015, our Advisor paid approximately $774,000 in such operating expenses on our behalf. For the year ended December 31, 2015, we reimbursed approximately $749,000 in operating expenses to our Advisor.

Property Management Agreements

SmartStop Asset Management, LLC, our Sponsor, is the sole member of SS Growth Property Management, LLC, our Property Manager.

Through September 30, 2015, each of our self storage properties was managed by our Property Manager under separate property management agreements. Under each agreement, our Property Manager received a fee for its services in managing our properties, generally equal to the greater of $3,000 or 6% of the gross revenues from the properties plus reimbursement of the Property Manager’s costs of managing the properties. Reimbursable costs and expenses include wages and salaries and other expenses of employees engaged in operating, managing and maintaining our properties. Our Property Manager also received a one-time fee for each property acquired by us that was managed by our Property Manager in the amount of $3,750. In the event that our Property Manager assisted with the development or redevelopment of a property, we paid a separate market-based fee for such services. In addition, our Property Manager was entitled to a construction management fee equal to 5% of the cost of construction or capital improvement work in excess of $10,000 and an administration fee equal to $0.50 a month for each insurance policy purchased by a tenant at one of our properties in connection with the tenant insurance program. Additionally, each agreement included a non-solicitation provision and a provision regarding the Property Manager’s use of trademarks and other intellectual property owned by SmartStop Self Storage.

As of October 1, 2015, each of our self storage properties located in the United States is subject to separate property management agreements with our Property Manager, which in turn has entered into sub-property management agreements with an affiliate of Extra Space, which provides on-site management of such properties. Such agreements were entered into effective on October 1, 2015. Under the property management agreements, our Property Manager receives a monthly management fee of $2,500 or 6% of the gross revenues, whichever is greater, plus reimbursement of the Property Manager’s costs of managing the properties. Extra Space has agreed to pay up to $25,000 for each property managed toward the signage and set-up costs associated with converting each property to the Extra Space brand (the “Set-Up Amount”). The property management agreements have a three year term and automatically renew for successive one year periods thereafter, unless we or our Property Manager provides prior written notice at least 90 days prior to the expiration of the term. We may terminate a property management agreement without cause at any time during the initial three year term if we pay the Property Manager a termination fee equal to the Set-Up Amount, reduced by 1/36th of the Set-Up Amount for every full month of the term. After the end of the initial three year term, we may terminate a property management agreement on 30 days prior written notice without payment of a termination fee. Our Property Manager may terminate a property management agreement on 60 days prior written notice to us.

The sub-property management agreements between our Property Manager and Extra Space are substantially the same as the property management agreements between us and our Property Manager. Under the sub-property management agreements, our Property Manager will pay Extra Space a monthly management fee of $2,500 or 6% of the gross revenues, whichever is greater, plus reimbursement of Extra Space’s costs of managing the properties; provided, however that no management fee is due and payable to Extra Space for the months of January and July each year during the term. Extra Space has the exclusive right to offer tenant insurance to the tenants and is entitled to all of the benefits of such tenant insurance. The sub-property management agreements also have a three year term and automatically renew for successive one year periods thereafter, unless our Property Manager or Extra Space provides prior written notice at least 90 days prior to the expiration of the term. Our Property Manager may terminate the sub-property management agreement without cause at any time during the initial three year term if it pays Extra Space a termination fee equal to the Set-Up Amount, reduced by 1/36th of the Set-Up Amount for every full month of the term. After the end of the initial three year term, our Property Manager may terminate a sub-property management agreement on 30 days prior written notice without payment of a termination fee. Extra Space may terminate a property management agreement on 60 days prior written notice to our Property Manager.

In addition, we entered into an agreement with Extra Space and our Property Manager in which we agreed that, subject to certain limitations, our Property Manager will retain Extra Space as sub-property manager for all self storage properties we acquire in the United States that will be managed by our Property Manager.

Dealer Manager Agreement

Our Sponsor indirectly owns a 15% beneficial non-voting equity interest in Select Capital Corporation, our Dealer Manager.

Our Dealer Manager serves as our Dealer Manager pursuant to our Dealer Manager Agreement. The Dealer Manager Agreement will terminate upon the termination of our Offering or upon 60 days’ written notice by either party. Our Dealer Manager provides wholesaling, sales promotional and marketing services to us in connection with our Offering. Specifically, our Dealer Manager ensures compliance with SEC rules and regulations and FINRA rules relating to the sale process and participating broker-dealer relationships, assists in the assembling of prospectus kits, assists in the due diligence process and ensures proper handling of investment proceeds.

Our Dealer Manager is entitled to a sales commission of up to 7.0% of gross proceeds from sales of Class A Shares and up to 2.0% of gross proceeds from the sales of Class T Shares in the Primary Offering and a dealer manager fee up to 3.0% of gross proceeds from sales of both Class A Shares and Class T Shares in the Primary Offering. In addition, our Dealer Manager will receive an ongoing stockholder servicing fee that will be payable monthly and will accrue daily in an amount equal to 1/365th of 1% of the purchase price per share of Class T shares sold in the primary offering portion of the Offering. Our Dealer Manager has entered into participating dealer agreements with certain other broker-dealers authorizing them to sell our shares. Upon sale of our shares by such broker-dealers, our Dealer Manager re-allows all of the sales commissions paid in connection with sales made by these broker-dealers. Our Dealer Manager may also re-allow to these broker-dealers a portion of the 3% Dealer Manager fee as marketing fees, reimbursement of certain costs and expenses of attending training and education meetings sponsored by our Dealer Manager, payment of attendance fees required for employees of our Dealer Manager or other affiliates to attend retail seminars and public seminars sponsored by these broker-dealers, or to defray other distribution-related expenses. Our Dealer Manager will generally re-allow 100% of the stockholder servicing fee to participating broker-dealers, provided, however, that our Dealer Manager will not re-allow the stockholder servicing fee to any registered representative of a participating broker-dealer if such registered representative ceases to serve as the representative for an investor in our Offering.

In accordance with FINRA rules, in no event will our total underwriting compensation, including, but not limited to, sales commissions, stockholder servicing fees, the dealer manager fee and expense reimbursements to our Dealer Manager and participating broker-dealers, exceed 10% of our gross offering proceeds, in the aggregate. We expect to pay an additional amount of gross offering proceeds for bona fide accountable due diligence expenses; however, to the extent these due diligence expenses cannot be justified, any excess over actual due diligence expenses will be considered underwriting compensation subject to the above 10% limitation and, when aggregated with all other non-accountable expenses may not exceed 3% of gross offering proceeds. We may also reimburse our Advisor for all expenses incurred by our Advisor and its affiliates in connection with the Offering and our organization, but in no event will such amounts exceed (i) 3.5% of the gross offering proceeds raised by us in the terminated or completed Offering (excluding sales commissions and dealer manager fees), or (ii) 15% of the gross offering proceeds raised by us in the terminated or completed Offering (including sales commissions and dealer manager fees). If the organization and offering expenses exceed such limits, within 60 days after the end of the month in which the offering terminates or is completed, our Advisor must reimburse us for any excess amounts. FINRA and many states also limit our total organization and offering expenses to 15% of gross offering proceeds.

Fees Paid to our Affiliates

Pursuant to the terms of the agreements described above, the following summarizes the related party costs incurred for the year ended December 31, 2015:

	Incurred	Paid	Payable
Expensed
Operating expenses (including organizational costs)	$774,212	$748,513	$25,699
Asset management fees	180,060	216,308	—
Property management fees	378,190	446,336	—
Acquisition expenses	822,798	775,620	117,075

	Incurred	Paid	Payable
Debt issuance costs	143,773	41,523	102,250
Capitalized
Deferred financing costs	—	165,542	—
Other assets	20,000	107,405	—
Additional Paid-in Capital
Selling commissions	1,462,535	1,490,534	—
Dealer Manager fee	365,634	372,474	5,161
Offering costs	471,519	1,850,917	2,812

Total	$4,618,721	$6,215,172	$252,997

As of December 31, 2015, we had amounts due to affiliates totaling approximately $253,000. During the year ended December 31, 2015, property management fees include approximately $92,000 of fees paid to the sub-property manager of our properties.

Tenant Insurance Program

Prior to October 1, 2015, SmartStop Self Storage participated in a tenant reinsurance program whereby customers of our self storage facilities, customers of our self storage facilities, and customers of other operators participating in the program were able to purchase insurance to cover damage or destruction to their property while stored at our facilities. SmartStop Self Storage invested in a Cayman Islands company (the “Reinsurance Company”) that insures a portion of the insurance required by the program insurer to cover the risks of loss at participating facilities in the program. The program insurer provided fees (approximately 50% of the tenant premium paid) to us as owner of the facilities. The Reinsurance Company was required to fund additional capital or entitled to receive distributions of profits depending on actual losses incurred under the program. For the year ended December 31, 2015, we recorded approximately $0.1 million of revenue from the program insurer. Effective October 1, 2015, when SmartStop Self Storage and Extra Space, along with subsidiaries of each of SmartStop Self Storage and Extra Space, closed on a merger transaction in which SmartStop Self Storage was acquired by Extra Space, Extra Space is now entitled to all tenant insurance revenues for properties located in the United States and we are no longer receiving any such tenant insurance revenues.

Extra Space Self Storage

In connection with the merger of SmartStop Self Storage into Extra Space, certain of our executive officers, including H. Michael Schwartz, Paula Mathews, Michael McClure and James Berg, received units of limited partnership interest in Extra Space Storage LP, the operating partnership for Extra Space, in exchange for units of limited partnership of SmartStop Self Storage Operating Partnership, L.P., the operating partnership for SmartStop Self Storage, owned by such executives. Accordingly, these executives may face conflicts of interest when making decisions relating to transactions involving Extra Space, including but not limited to the sub-property management agreements entered into with Extra Space for the management of our properties located in the United States.

Preferred Equity Investment of SSTI Preferred Investor

On July 31, 2014, a wholly-owned subsidiary of our prior sponsor’s operating partnership, SSTI Preferred Investor, LLC (the “Preferred Investor”) entered into the Unit Purchase Agreement with us and our Operating Partnership. Pursuant to the Unit Purchase Agreement, the Preferred Investor agreed to provide up to $18,100,000 through a preferred equity investment in our Operating Partnership (the “Investment”), to be used solely for investments in self storage properties, as described in the underlying documents, in exchange for up to 724,000 preferred units of limited partnership interest in our Operating Partnership (the “Preferred Units”), each having a liquidation preference of $25.00 per Preferred Unit (the “Liquidation Amount”), plus all accrued and unpaid distributions.

On July 31, 2014, the Preferred Investor invested approximately $7.1 million in the first tranche of its Investment in our Operating Partnership which proceeds were used in connection with the acquisition of two self storage facilities by the Company and in exchange the Preferred Investor received approximately 280,000 Preferred Units in our Operating Partnership.

On September 29, 2014, the Preferred Investor invested approximately $2.8 million in the second tranche of its Investment in our Operating Partnership which proceeds were used in connection with the acquisition of the Las Vegas II property and in exchange the Preferred Investor received approximately 113,000 Preferred Units in our Operating Partnership. On December 31, 2014, we issued approximately 17,000 Preferred Units in our Operating Partnership to the Preferred Investor to cover the approximately $420,000 in costs incurred by the Preferred Investor in making its investment.

On January 29, 2015, and February 5, 2015, the Preferred Investor invested an additional approximately $2.0 million and $5.2 million, respectively, in exchange for approximately 80,000 and 208,000 Preferred Units in our Operating Partnership, respectively.

On September 23, 2015 we redeemed $1.5 million in Liquidation Amount of the Preferred Units. As of December 31, 2015, the Preferred Investor had a remaining amount invested of approximately $16.0 million in our Operating Partnership. Such Preferred Units are now owned by Extra Space subsequent to the merger with our prior sponsor, SmartStop Self Storage, on October 1, 2015.

In connection with the Investment, the Preferred Investor entered into an Amendment to the Operating Partnership Agreement of our Operating Partnership which sets forth the key terms of the Preferred Units which are summarized below.

Distribution Rate

The Preferred Units receive current distributions (the “Current Distributions”) at a rate of one-month LIBOR plus 6.5% per annum on the Liquidation Amount, payable monthly and calculated on an actual/360 basis.

In addition to the Current Distributions, our Operating Partnership has the obligation to elect either (A) pay the holder of the Preferred Units additional distributions monthly in an amount that will accrue at the rate of: (i) 4.35% until January 31, 2017; and (ii) thereafter, 6.35% or (B) defer the additional distributions in an amount that will accrue monthly at the rate of (i) for the period until January 31, 2017, LIBOR plus 10.85% and (ii) thereafter, LIBOR plus 12.85% (the “Deferred Distributions”).

Redemptions; Repurchases

The Preferred Units may be redeemed by our Operating Partnership, in whole or in part, at the option of our Operating Partnership at any time. The redemption price for the Preferred Units will be equal to the sum of the Liquidation Amount plus all accumulated and unpaid Current Distributions and any accumulated Deferred Distributions thereon to the date of redemption (the “Redemption Price”). If fewer than all of the outstanding Preferred Units are to be redeemed at the option of our Operating Partnership, the Preferred Units to be redeemed will be determined pro rata or by lot or in such other manner as determined by us, as the general partner of our Operating Partnership, to be fair and equitable to all holders of the Preferred Units.

The Preferred Investor, as a holder of Preferred Units may require our Operating Partnership to repurchase the Preferred Units upon the occurrence of any of the following (each an “Optional Repurchase Event” and each as defined within the Amendment): (A) a breach of any of the Protective

Provisions; (B) an Event of Default; (C) a Change of Control that has not been consented to in accordance with the terms of the Amendment; (D) our failure to qualify as a REIT under the Internal Revenue Code; or (E) the occurrence and continuance of a monetary or a material default beyond any applicable cure period under any of the loan documents for each of the properties in our portfolio. The repurchase price for the Preferred Units will be the Redemption Price.

Covenants

The Amendment contains a number of covenants for the Company and our Operating Partnership, including, but not limited to, certain covenants that limit our Operating Partnership’s discretion in utilizing cash flows and require that distributions on the Preferred Units be given priority over other disbursements, including distributions on Common Units and redemptions of shares of our common stock, each under the circumstances outlined further in the Amendment.

Events of Default

The occurrence of any of the following constitute an Event of Default under the Amendment: (i) a material default in the performance of, or material breach of any covenant, warranty or other agreement contained in our Operating Partnership Agreement and Amendment or the Unit Purchase Agreement by us or our Operating Partnership, as applicable, and continuance of such default or breach for a period of 10 business days after written notice is given to us and our Operating Partnership; (b) an Event of Bankruptcy as to us, our Operating Partnership or any of our subsidiaries that has not been consented to in advance by the holders of the Preferred Units; (c) any breach or default or event of default that occurs under any instrument, agreement or indenture pertaining to any of our indebtedness or any indebtedness of our Operating Partnership or any of its or their subsidiaries aggregating more than $5 million, the effect of which is to cause an acceleration, mandatory redemption or other required repurchase of such indebtedness or such indebtedness is otherwise declared to be due and payable or required to be prepaid, redeemed, or otherwise repurchased by us or our Operating Partnership or any such subsidiary prior to maturity thereof; and (d) our failure to qualify as a REIT under the Code.

Protective Provisions

Pursuant to the terms of the Amendment, we, our Operating Partnership and our subsidiaries are prohibited from undertaking the following activities while the Preferred Units are outstanding without first obtaining the prior written consent of the holders of a majority of the Preferred Units then outstanding, including the Preferred Units held by the Preferred Investor who is currently the only holder of Preferred Units (capitalized terms are as defined in the Amendment):

•	authorizing or issuing additional (1) preferred stock or units that are equal to or senior to the Preferred Units with respect to certain rights and preferences, or (2) junior stock or units that interferes with the rights of the Preferred Units or interferes in any way with our management or the management of our Operating Partnership;

•	altering the terms of (1) the Amendment or the Unit Purchase Agreement, or (2) our organizational documents or the organizational documents of our Operating Partnership, or any of its or our respective subsidiaries, to the extent the amendment would reasonably be expected to adversely affect the Preferred Units;

•	in the case of our Operating Partnership, redeeming junior equity securities, and in the case of the Company, our subsidiaries, and subsidiaries of our Operating Partnership, redeeming any equity securities, other than (1) redemptions pursuant to the Company’s share redemption program, (2) redemptions of units of limited partner interest of our Operating Partnership in exchange for shares of our common stock;

•	engaging in a Change of Control;

•	commencing or suffering to exist an event of bankruptcy as to our Operating Partnership, us, or any of our respective subsidiaries;

•	paying any distributions, other than a distribution made on a regular monthly basis consistent with past practice on (1) in the case of our Operating Partnership, Common Units or other equity securities that rank, as to distributions and upon liquidation, junior to the Preferred Units, and (2) in the case of the Company, our subsidiaries, or a subsidiary of our Operating Partnership, shares of common stock or common equity securities or other equity securities that rank, as to distributions and upon liquidation, junior to such entity’s shares of preferred stock or preferred equity securities; provided, however, that the foregoing shall not prohibit special distributions that are necessary to preserve our status as a REIT; and

•	engaging in a recapitalization, reorganization, merger, unit or stock split, statutory unit or stock exchange, sale of all or substantially all of such entity’s assets, tender offer for all or substantially all of its Common Units, shares of common stock or other common equity securities, as the case may be, or other similar transaction.

WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON OR NOT, WE URGE YOU TO HAVE YOUR VOTE RECORDED. STOCKHOLDERS MAY SUBMIT THEIR PROXIES VIA MAIL USING THE ENCLOSED PROXY CARD AND ENVELOPE, VIA THE INTERNET AT www.2voteproxy.com/ssgt OR VIA TELEPHONE AT 1-800-830-3542.

YOUR VOTE IS VERY IMPORTANT AND YOUR IMMEDIATE RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE US SIGNIFICANT ADDITIONAL EXPENSES ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES.

PROPOSALS ON WHICH YOU MAY VOTE

PROPOSAL 1. ELECTION OF DIRECTORS

At the annual meeting, you and the other stockholders will vote on the election of all three members of our board of directors. Each person elected will serve as a director until our 2017 annual meeting of stockholders and until his successor is elected and qualified. Our board of directors has nominated the following people for re-election as directors:

•	H. Michael Schwartz

•	Leon W. Holmes

•	Stephen G. Muzzy

Each of the nominees is a current member of our board of directors. Detailed information on each nominee is provided on pages 15-19.

If any nominee becomes unable or unwilling to stand for re-election, our board of directors may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Vote Required

Each director is elected by the affirmative vote of stockholders holding a majority of shares entitled to vote who are present in person or by proxy at the annual meeting, if a quorum is present. Votes are cast either in person or by proxy. There is no cumulative voting in the election of our directors. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Recommendation

Each of the three nominees for re-election as a director will be elected at the annual meeting if a quorum is present at the annual meeting and a majority of shares entitled to vote who are present in person or by proxy and at such meeting vote in favor of such director for re-election. A properly executed proxy marked “FOR ALL” will be considered a vote in favor of all nominees for re-election as director. A properly executed proxy marked “FOR ALL EXCEPT” will be considered a vote in favor of all nominees EXCEPT those nominees you specifically list in the space provided. A properly executed proxy marked “WITHHOLD ALL” will be considered a vote against all director nominees.

Our board of directors unanimously recommends a vote “FOR ALL” nominees listed for re-election as directors.

PROPOSAL 2. RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2016

The Audit Committee of our board of directors has appointed CohnReznick to be our independent registered public accounting firm for the year ending December 31, 2016. A representative of CohnReznick is expected to be present at the annual meeting and will have an opportunity to make a statement if he so desires. The representative also will be available to respond to appropriate questions from the stockholders.

Although it is not required to do so, our board of directors is submitting the Audit Committee’s appointment of our independent registered public accounting firm for ratification by our stockholders at the annual meeting in order to ascertain the view of the stockholders regarding such appointment.

Vote Required

The affirmative vote of a majority of votes cast on the proposal at the annual meeting, if a quorum is present, will be required to approve this proposal. Votes are cast either in person or by proxy. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote. In the event this matter is not ratified by our stockholders, the Audit Committee will reconsider whether or not to retain our independent registered public accounting firm at its next scheduled meeting.

Recommendation

Our board of directors unanimously recommends a vote “FOR” ratification of the appointment of CohnReznick as our independent registered public accounting firm for the year ending December 31, 2016.

STOCKHOLDER PROPOSALS

Any proposal by a stockholder for inclusion in proxy solicitation materials for the next annual meeting of stockholders must be received by our Secretary, Paula Mathews, at our offices no later than December 16, 2016 and must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. If a stockholder desires to present a proposal at the 2017 annual meeting, whether or not the proposal is intended to be included in the 2017 proxy materials, our bylaws require that the stockholder give advance written notice to our Secretary, Paula Mathews, no earlier than December 16, 2016 and no later than January 13, 2017. Stockholders desiring to submit a proposal are advised to examine the Company’s bylaws, as they contain additional submission requirements.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.

Appendix “A”

AUDIT COMMITTEE CHARTER

OF

STRATEGIC STORAGE GROWTH TRUST, INC.

Adopted as of March 20, 2015

I.	Purpose

The Audit Committee’s primary purpose is to (A) assist the Board of Directors (the “Board”) of Strategic Storage Growth Trust, Inc. (the “Company”) in fulfilling its oversight responsibilities relating to: (i) the integrity of the Company’s financial statements and other financial information to be provided to the stockholders and others; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the system of internal controls which management of the Company has established; (iv) the qualifications and independence of the Company’s independent auditor; (v) the performance of the Company’s internal audit function and independent auditors; and (vi) the Company’s audit and financial reporting processes; and (B) prepare the audit committee reports that the Securities and Exchange Commission (the “SEC”) rules require to be included in the Company’s annual proxy statement or other disclosure documents. In performing these functions, the Audit Committee shall maintain free and open communications among the Board of Directors, the Company’s independent auditors and the Company’s management.

The Audit Committee will fulfill this purpose primarily by carrying out the activities enumerated in Section IV of this Charter.

II.	Composition and Operations

The Audit Committee shall be comprised of at least two of the independent members of the Company’s Board (as defined in the Company’s Second Articles of Amendment and Restatement), each of whom must satisfy any applicable laws, rules and regulations governing independence, as determined from time to time by the Company’s Board of Directors.

All members of the Audit Committee shall satisfy the SEC requirement regarding their level of financial “literacy” or “sophistication.” If at least one member of the Audit Committee does not have the qualifications of an “audit committee financial expert” as defined in the SEC rules and as determined in the judgment of the Board with reference to applicable law, the Company will disclose to the public such fact.

The members of the Audit Committee are appointed by the Board and shall serve until their successors are duly elected and qualified. The Board shall, or shall delegate to the members of the Audit Committee the responsibility to, designate one member of the Audit Committee to serve as chairman of the Audit Committee. Any member of the Audit Committee must inform the Board if he or she serves on the audit committee of two or more public companies (other than this company and its subsidiaries), and the Board must affirmatively determine that such service does not impair the ability of such member to serve effectively on the Audit Committee in order for that member to continue to serve on the Audit Committee.

The Audit Committee shall meet on a regular basis no less frequently than four times a year, on a quarterly basis, and shall hold such special meetings as circumstances may require. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business. Minutes of each meeting of the Audit Committee should be recorded by the secretary to the Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Audit Committee. The Audit Committee may also act by unanimous written consent without a meeting.

III.	Authority and Responsibilities

The Audit Committee’s authority and responsibilities are set forth below.

Regarding its relationship with the independent auditors, the Audit Committee shall:

1.	Appoint, compensate, oversee, retain, discharge and replace the independent auditors of the Company, or any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor and any other such registered public accounting firm shall report directly to the Audit Committee.

2.	Preapprove all auditing services performed for the Company by the independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) as such services are defined by applicable law.

3.	Have the authority to form and delegate authority to subcommittees consisting of one or more members of the Audit Committee, including the authority to grant preapprovals of audit and permitted non-audit services; provided however, that decisions of subcommittees to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

4.	Establish policies for the Company’s hiring of employees or former employees of the independent auditors.

5.	Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of their audits.

6.	Ensure that less than 50% of the audit work (by percentage of hours) by the independent auditors for the most recent fiscal year was performed by persons who were not the auditor’s full-time, permanent employees (if this percentage is greater than 50%, then disclosure is required in the Company’s proxy statement).

7.	Review with the independent auditors any audit problems or difficulties, and management’s response thereto, and resolve any disagreements between management and the independent auditor regarding financial reporting.

8.	Obtain and review an annual report from the independent auditors describing (i) the auditor’s internal quality control procedures, (ii) any material issues raised by the most recent internal quality control review, or by a peer review, or by any inquiry or investigation by governmental or professional authorities within the last five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with such issues, and (iii) all relationships between the auditor and the Company. This evaluation shall include the review and evaluation of the lead partner of the independent auditor and shall ensure the rotation of partners in accordance with federal securities laws.

2

Regarding financial reporting and disclosure matters, the Audit Committee shall:

9.	Ensure that the independent auditor files a report with the Audit Committee (prior to the filing of the audit report with the SEC in the Annual Report on Form 10-K), which states (i) all critical accounting policies to be used by the Company, (ii) all alternative treatments of financial information within GAAP that have been discussed with management of the Company, the ramifications of these disclosures, and the treatment preferred by the auditor, and (iii) any other material written communications between the auditor and Company management.

10.	Review the Company’s annual audited financial statements and discuss such audited financial statements with management and the independent auditor.

11.	Discuss at least annually with the independent auditor the matters required to be discussed pursuant to Statements on Auditing Standards No. 61.

12.	On an annual basis, obtain a formal written statement from the independent auditors delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard No. 1, and review and discuss with the auditors all significant relationships the auditors have with the Company to determine the independence of the auditors.

13.	Based upon the review and discussion of the financial statements with the independent auditor, recommend to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

14.	Review and discuss with management (and personnel responsible for the internal audit function) and the independent auditors the Company’s disclosures under the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in the Company’s Form 10-K and Form 10-Q.

15.	Review and discuss with management (and personnel responsible for the internal audit function) and the independent auditors the Company’s Annual Report on Form 10-K prior to filing with the SEC.

16.	Review and discuss with management (and personnel responsible for the internal audit function) and the independent auditors the Company’s quarterly financial statements, including the matters described in Statement on Auditing Standards No. 61, and each of the Company’s Quarterly Reports on Form 10-Q prior to filing with the SEC.

17.	Review and discuss with management the Company’s earnings and dividend press releases, as well as financial information, earnings or dividend guidance provided to the analysts and rating agencies (if applicable). Such discussion may be done generally, consisting of discussing the types of information to be disclosed and the types made.

18.	Review and discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles.

19.	Review and approve the table in the Company’s annual meeting proxy statement disclosing the audit fees, audit-related fees, tax fees, and all other fees billed for each of the last two fiscal years for services rendered by the independent auditor.

20.	Meet separately and periodically with management, personnel responsible for the internal audit function and the independent auditors in performance of the oversight function of the Audit Committee.

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21.	Prepare an Audit Committee Report to be included in the Company’s annual meeting proxy statement on an annual basis as required by federal securities laws.

22.	Review disclosures made to the Audit Committee by the Company’s President and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of disclosure controls and procedures and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

23.	Obtain quarterly assurances from management that the Company’s system of internal controls is adequate and effective. When required by applicable SEC rules, obtain annually a report from the independent auditor, with attestation, regarding management’s assessment of the effectiveness of the Company’s internal control over financial reporting.

24.	Approve appropriate amounts payable (i) to the independent auditors or any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) to any advisers employed by the Audit Committee, and (iii) for ordinary administrative expenses of the Audit Committee that maybe necessary or appropriate to carry out its duties.

25.	Report regularly to the Board on any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the Company’s internal audit function.

26.	The Committee should also review:

•	major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;

•	analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

•	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

•	the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as review any financial information and earnings guidance provided to analysts and rating agencies.

Regarding ethical and legal compliance, internal audit function, and other issues, the Audit Committee shall:

27.	Review the Company’s code of business conduct and ethics periodically and discuss with management the procedures in place to enforce it.

28.	Establish appropriate processes and procedures surrounding the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and the confidential anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

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29.	Review and discuss with management of the Company, Company policies with respect to risk assessment and risk management.

30.	Review and approve in advance all related-party transactions.

31.	At least annually, evaluate the performance, responsibilities, budget and staffing of the Company’s internal audit function and review the internal audit plan to determine whether the Company’s internal audit function provides management and the Audit Committee with ongoing assessments of the Company’s risk management and procedures and systems of internal controls.

32.	Have the authority to retain independent counsel, accountants and other advisers, as it determines necessary to carry out its duties.

33.	Have the authority and power to investigate any matter brought to its attention with full access to the books, records and personnel necessary to carry out its responsibilities.

34.	Perform at least annually a self-evaluation of the Audit Committee to ensure that it is functioning properly and otherwise carrying out its responsibilities.

35.	Perform any other activities consistent with this Charter, the Company’s Articles of Incorporation, the Company’s Bylaws, SEC Rules and other governing law, as the Audit Committee or the Board deems necessary or appropriate.

36.	Review this Charter at least annually and recommend any changes to the Board of Directors. If a revision to the Charter is proposed, such revision shall be presented to the Board after consultation and review with the Company’s corporate counsel.

37.	Invite, and hear from time to time, a report from the Company’s general counsel or outside counsel on legal issues and actions involving the Company and any material reports or inquiries received from regulators or governmental agencies that may have a material impact on the Company’s financial statements, compliance policies and practices.

IV.	Limitation on Audit Committee’s Responsibilities

It is not the duty of the Audit Committee to prepare financial statements, to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditor. Furthermore, while the Audit Committee is responsible for reviewing the Company’s policies and practices with respect to risk assessment and management, it is the responsibility of senior management of the Company to determine the appropriate level of the Company’s exposure to risk.

V.	Engagement of Advisors

The Audit Committee shall have the resources and authority appropriate to carry out its duties, including the authority to engage independent counsel and other advisors and to cause the officers of the Company to provide such funding as it determines is appropriate for payment of compensation to the independent registered public accountants, independent counsel and any other advisors employed by the Audit Committee. Any payment or commitment, other than in respect of the Company’s independent registered public accountants, that involves $50,000 or more shall require prior approval of the Board.

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Appendix “B”

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

OF

STRATEGIC STORAGE GROWTH TRUST, INC.

Adopted as of March 20, 2015

I.	Purpose and Responsibilities

The Nominating and Corporate Governance Committee (the “Committee”) is intended to assist the Board of Directors (the “Board”) of Strategic Storage Growth Trust, Inc. (the “Company”) in fulfilling its oversight responsibilities under Maryland law. As such, the Committee shall have four primary responsibilities.

First, the Committee shall be responsible for identifying individuals qualified to serve on the Board, consistent with criteria approved by the Board, and recommending that the Board select a slate of director nominees for election by the stockholders of the Company at the annual meeting of the stockholders of the Company, in accordance with the Company’s Second Articles of Amendment and Restatement (the “Charter”) and bylaws (the “Bylaws”) and with Maryland law.

Second, the Committee shall be responsible for developing and recommending to the Board a set of corporate governance policies and principles to be applicable to the Company. It shall also be the task of the Committee to periodically re-evaluate such policies and guidelines for the purpose of suggesting amendments to them if appropriate.

Third, the Committee shall oversee an annual evaluation of the Board and each of the committees of the Board.

Fourth, the Committee shall be responsible for considering and acting upon any conflicts of interest-related matter as required by the Company’s Charter or otherwise permitted by the Maryland General Corporation Law (the “MGCL”) where the exercise of independent judgment by any of the Company’s directors (who is not an independent director) could reasonably be compromised, including approval of any transaction involving the Company’s advisor or its affiliates.

II.	Composition and Operations

The membership of the Committee shall consist of two or more directors, each of whom shall be an independent director, qualifying as such under the Charter. Each member of the Committee shall be appointed by the Board on the recommendation of the then current Nominating and Corporate Governance Committee. The chairperson of the Committee shall be designated by the Board or if such designation is not made, the Members may designate a chairperson by majority vote of the full Committee. The Board may, at any time, remove one or more directors as members of the Committee and may fill any vacancy on the Committee. Members of the Committee shall be elected annually by the Board and shall hold office until the earlier of (i) the election of their respective successors, (ii) the end of their service as a director of the Company (whether through resignation, removal, expiration of term or death) or (iii) their resignation from the Committee. The Committee may form and delegate authority to subcommittees as appropriate.

The Committee shall meet on a regular basis no less frequently than two times a year, and shall hold such special meetings as circumstances may require. All Committee members are expected to attend each meeting, in person or via tele- or video-conference. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Minutes of each meeting of the Committee shall be recorded by the secretary to the Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent without a meeting.

III.	Authority and Responsibilities

A.	Nominating Function

At least annually, the Committee shall review with the Board the appropriate skills and characteristics required of Board members. The full Board shall remain responsible for selecting nominees and recommending them for election by the stockholders. The Committee is responsible for developing and implementing the screening process necessary to identify qualified candidates. As a part of its screening process, the Committee shall:

•	evaluate the qualifications of candidates for the Board, in light of the criteria approved by the Board;

•	evaluate a candidate’s independence from the Company’s management and other principal service providers and the effect of any relationships that might impair independence, e.g., business, financial or family relationships with the Company’s management or other service providers; and

•	consider candidates proposed by management of the Company, by directors or by stockholders, in accordance with procedures established by the Committee from time to time.

The Committee may determine, from time to time, the advisability of retaining any search firm or consultant to assist in the identification and evaluation of candidates for membership on the Board. The Committee has the sole authority to retain, at Company expense, and terminate any such search firm or consultant, including sole authority to approve the fees to be paid to such firm or consultant and all other retention terms.

On an annual basis, the Committee shall evaluate the membership of the committees of the Board. The Committee shall provide to the full Board the results of its evaluation, together with the Committee’s recommendation as to committee membership during the upcoming year, for consideration by the Board in connection with the annual committee appointment process. In the event of a vacancy on any of the committees of the Board, the Committee shall provide its recommendation regarding a replacement committee member to the full Board.

B.	Corporate Governance Function

Simultaneous with the adoption of this charter, the Committee shall, with the assistance of the Company’s outside counsel, develop and recommend a set of formal, written guidelines for corporate governance, which shall be presented to the full Board for consideration and adoption.

The Committee shall, from time to time, review the governance structures and procedures of the Company and suggest improvements thereto to the full Board of Directors. Such improvements, if adopted by the full Board, shall be incorporated into the written guidelines.

C.	Annual Evaluation Function

The Committee shall conduct an annual evaluation of its performance. Additionally, the Committee shall oversee an annual evaluation of the Board and each of the other committees of the Board.

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D.	Conflict Resolution Function

The Committee shall consider and act upon any conflicts of interest related matter or related party matter required by the Company’s Charter or otherwise permitted by the MGCL where the exercise of independent judgment by any of the Company’s directors (who is not an independent director) could reasonably be compromised, including approval of any transaction involving the Company’s advisor or its affiliates.

Among the conflicts of interest-related matters that the Committee is expected to act upon are:

•	the continuation, renewal or enforcement of agreements with the Company’s advisor and its Affiliates, including the advisory agreement and the dealer manager agreement;

•	public offerings of securities;

•	property sales;

•	property acquisitions;

•	transactions with Affiliates;

•	whether and when the Company seeks to list its shares of common stock on a national stock exchange or for quotation on a national market system;

•	whether and when the Company seeks to sell its properties and liquidate;

•	whether and when the Company or its assets are merged, reorganized or otherwise transferred to another entity; and

•	whether and when the Company seeks to otherwise create a liquidity event for its stockholders.

The Committee shall perform any other activities consistent with this charter, the Company’s articles of amendment and restatement, as amended, the Company’s bylaws and governing law as the Board deems appropriate. The Committee shall regularly report to the Board regarding the status and disposition of any of the matters contained herein.

IV.	Engagement of Advisors

The Committee shall have the resources and authority appropriate to carry out its duties, including the authority to engage independent counsel and other advisors, and to cause the officers of the Company to provide such funding as it determines is appropriate for payment of compensation to the independent counsel and any other advisor employed by the Committee. Any payment or commitment that involves $50,000 or more shall require approval of the Board.

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STRATEGIC STORAGE GROWTH TRUST, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 9, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Please vote by June 8, 2016

The undersigned stockholder of Strategic Storage Growth Trust, Inc., a Maryland corporation, hereby appoints Michael S. McClure and Paula Mathews, and each of them as proxies, for the undersigned with full power of substitution in each of them, to attend the 2016 Annual Meeting of Stockholders of Strategic Storage Growth Trust, Inc. to be held on June 9, 2016 at 10:00 A.M. (PDT), at 111 Corporate Drive, Suite 120, Ladera Ranch, California 92694, and any and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

This proxy is solicited on behalf of the Strategic Storage Growth Trust, Inc. Board of Directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting, including matters incident to its conduct.

When properly executed, this proxy will be voted as specified by the undersigned stockholder. If no voting instruction is given as to any item, this proxy will be voted “FOR ALL” the nominees named in Item 1 and “FOR” Item 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” THE NOMINEES NAMED IN ITEM 1 AND “FOR” ITEM 2. IF NO SPECIFICATION IS MADE, SUCH PROXY WILL BE VOTED IN ACCORDANCE WITH THESE RECOMMENDATIONS.

1.	For the election of H. Michael Schwartz, Leon W. Holmes and Stephen G. Muzzy to serve as directors until the Annual Meeting of Stockholders of Strategic Storage Growth Trust, Inc. to be held in the year 2017 and until their successors are elected and qualified.

☐ H. Michael Schwartz	☐ Leon W. Holmes	☐ Stephen G. Muzzy

☐ For All Nominees	☐ Withhold All	☐ For all Except*

*Exceptions

To withhold authority to vote for any individual nominee, mark the “For All Except” box and write that nominee’s name in the space provided.

2.	For ratification of the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

☐ For	☐ Against	☐ Abstain

SIGN, DATE AND RETURN:

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date: / /2016

If the stock is jointly owned, both parties must sign.

Date: / /2016

YOUR VOTE IS IMPORTANT!

You can authorize the proxies to cast your vote and otherwise represent you at the Annual Meeting in one of three ways:

MAIL: Return the completed proxy card in the accompanying self-addressed postage-paid return envelope. Completed proxy cards must be received by June 8, 2016.

INTERNET: You may vote online at www.2voteproxy.com/ssgt until June 8, 2016 at 11:59 p.m. (PDT).

TELEPHONE: You may vote via telephone at 1-800-830-3542 until June 8, 2016 at 11:59 p.m. (PDT).

Important notice regarding the availability of proxy materials for the Strategic Storage Growth Trust, Inc. Annual Meeting of Stockholders to be held on June 9, 2016. The Annual Report and Proxy Statement for this meeting are available at http://www.2voteproxy.com/ssgt.

STRATEGIC STORAGE GROWTH TRUST, INC.	P.O. BOX 55046 BOSTON, MA 02205-5046

Your Vote is Important!

     Vote by Internet

Please go to the electronic voting site at www.2voteproxy.com/ssgt. Follow the on-line instructions. If you vote by internet, you do not have to return your paper ballot. Vote by Internet deadline June 8, 2016 at 11:59 p.m. (PDT)

     Vote by Phone

Please call us toll free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your paper ballot. Vote by Phone deadline June 8, 2016 at 11:59 p.m. (PDT)

Vote by Mail Please complete, sign and date this form. Fold and return your entire ballot in the enclosed postage-paid return envelope. Completed proxy cards must be received by June 8, 2016
Please ensure the address below shows through the window of the enclosed postage-paid return envelope provided.
PROXY TABULATOR P.O. BOX 55046 BOSTON, MA 02205-9836

STRATEGIC STORAGE GROWTH TRUST, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 9, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Please vote by June 8, 2016

The undersigned stockholder of Strategic Storage Growth Trust, Inc., a Maryland corporation, hereby appoints Michael S. McClure and Paula Mathews, and each of them as proxies, for the undersigned with full power of substitution in each of them, to attend the 2016 Annual Meeting of Stockholders of Strategic Storage Growth Trust, Inc. to be held on June 9, 2016 at 10:00 A.M. (PDT), at 111 Corporate Drive, Suite 120, Ladera Ranch, California 92694, and any and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

This proxy is solicited on behalf of the Strategic Storage Growth Trust, Inc. Board of Directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, including matters incident to its conduct.

When properly executed, this proxy will be voted as specified by the undersigned stockholder. If no voting instruction is given as to any item, this proxy will be voted “FOR ALL” the nominees named in Item 1 and “FOR” Item 2.

Important notice regarding the availability of proxy materials for the Strategic Storage Growth Trust, Inc. Annual Meeting of Stockholders to be held on June 9, 2016. The Annual Report and Proxy Statement for this meeting are available at: http://www.2voteproxy.com/ssgt.

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If the stock is jointly owned, both parties must sign.	▶	Signature(s)
Date:
Signature(s)
Date:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” THE NOMINEES NAMED IN ITEM 1 AND “FOR” ITEM 2. IF NO SPECIFICATION IS MADE, SUCH PROXY WILL BE VOTED IN ACCORDANCE WITH THESE RECOMMENDATIONS.
Please mark box(es) as shown in this example. ☒

1.      For the election of H. Michael Schwartz, Leon W. Holmes and Stephen G. Muzzy to serve as directors until the Annual Meeting of Stockholders of Strategic Storage Growth Trust, Inc. to be held in the year 2017 and until their successors are elected and qualified.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	1	☐	☐	☐
(1) H. Michael Schwartz (2) Leon W. Holmes (3) Stephen G. Muzzy	* To Withhold authority to vote for any individual Nominee(s) write the number(s) of the nominee(s) in the box below.

		FOR	AGAINST	ABSTAIN
2. For ratification of the appointment of CohnReznick LLP as our independent registered public accounting firm for the year ending December 31, 2016.	2	☐	☐	☐